INVESTMENT ADVISORY AGREEMENT

                           Between

                     SMITH BREEDEN TRUST
        on behalf of the Smith Breeden High Yield Bond Fund
                             and

               SMITH BREEDEN ASSOCIATES, INC.


     INVESTMENT ADVISORY AGREEMENT dated June 29, 1998 between SMITH BREEDEN TRUST, a Massachusetts trust ("the Trust"), on behalf of its Smith Breeden High Yield Bond Fund series (the "Portfolio"), and SMITH BREEDEN ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Kansas (hereinafter called the "Manager").

                    W I T N E S S E T H:

     Whereas, the Portfolio is engaged in business as an open-end management investment company and has registered as such under the federal Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Manager is engaged principally in the business of rendering investment management and administrative services and is registered as an investment adviser under the federal investment Advisers Act of 1940, as amended; and

     WHEREAS, the Portfolio wishes to engage the Manager to provide certain investment management and administrative services, and the Manager is willing to provide such services, all on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:


1.   Duties and Responsibilities of Manager.

     A. Investment Advisory Services. The Manager shall act as investment adviser to and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objectives, program and restrictions as provided in the Portfolio's then current Registration Statement under the Act, and such other directions or limitations as the Portfolio may impose by notice in writing to the Manager. The Manager shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with its investment objective. The Manager shall for all purposes be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio.

          In   furtherance  of  its  duties  hereunder,  the
          Manager is authorized, in its discretion and without prior consultation with the Portfolio, to:

          (i)  buy,  sell,  exchange,  convert,  lend,   and
               otherwise trade in any stocks, bonds, and other securities; financial, stock, and stock index futures and options; swap contracts or other assets; and

          (ii) directly place orders and negotiate the commissions (if any) for the execution of transactions in securities, financial futures, swap contracts or other assets with or through such brokers, dealers, underwriters or issuers as the Manager may select.

     B. Administrative Services. Subject to the overall authority of the Board of Trustees of the Portfolio, the Manager shall provide general administrative services and oversee the operation of the Portfolio ("Administrative Services"). Such Administrative Services shall not include investment advisory, custodial, underwriting and distribution, transfer agency, shareholder or accounting services, or the preparation and filing of the Portfolio's tax returns, but shall include, without limitation:

          (i) the provision of office space and equipment necessary in connection with the maintenance of the headquarters of the Portfolio;

          (ii) the maintenance of the books and records of the Portfolio, and making arrangements for the meetings of the Trustees of the Portfolio including the preparation of agendas and supporting materials therefore;

          (iii)      the  preparation of communications  and
               reports to investors in the Portfolio and making arrangements for meetings of such investors;

          (iv) the preparation and filing of all required reports and all updating and other amendments to the Portfolio's registration statement under the Act and the rules and regulations thereunder;

          (v) the periodic computation and, as necessary, reporting to the Trustees of the Portfolio of the Portfolio's compliance with its investment objective and policies with the Portfolio diversification and other Portfolio requirements of the Act and, to the extent required, the Internal Revenue Code; and

          (vi) the negotiation of agreements or other arrangements with, and general oversight and coordination of the activities of, agents and others retained by the Portfolio to provide custodial, net asset value computation, Portfolio accounting, legal, tax and accounting services.

          It is understood that the Manager may, in its discretion and at its expense, delegate some or all of its administrative duties and responsibilities under this Paragraph 1.B. to any person provided that the Manager gives prior notice to the Portfolio.

     C. Reports to Portfolio. The Manager shall furnish to or place at the disposal of the Portfolio such information, reports, evaluations, analyses and opinions relating to the Manager and its investment management of the Portfolio's portfolio securities as the Portfolio may, at any time or from time to time, reasonably request or as the Manager may deem helpful.

     D.   Reports  and  Other Communications  to  Investors.
          The   Manager   shall  assist  the  Portfolio   in
          providing  communications  to  investors  as   may
          reasonably be necessary.

     E. Portfolio Personnel. The Manager will permit individuals who are officers or employees of the Manager to serve (if duly elected or appointed) as officers, trustees, members of any committee of trustees, members of any advisory board, or members of any other committee of the Portfolio, without remuneration or other cost to the Portfolio.

     F. Personnel, Office Space, and Facilities of Manager. The Manager at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Manager requires in the performance of its investment advisory, administrative and other obligations under this Agreement.

2.   Allocation of Expenses.

     A.   Expenses Paid by Manager.

          (i) Expenses Paid by Manager. The Manager shall pay all salaries, expenses, and fees of the officers and trustees of the Portfolio who are employees of the Manager. The Manager is not obligated to bear any other expenses incidental to the operations and business of the Portfolio.

          (ii) Assumption of Expenses by Manager. The payment or assumption by the Manager of any expense of the Portfolio that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense on any subsequent occasion.

     B. Expenses Paid by Portfolio. The Portfolio shall bear all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Portfolio shall pay:

          (i) Management Fees. the fees of the Manager as provided in paragraph 3 below;

          (ii) Custody and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Portfolio, including all charges of depositories, custodians, and other agents, if any;

          (iii) Investor Servicing. All expenses of establishing, maintaining and servicing investor accounts, including all charges of agents for account transfers, account record keeping, and account distribution or disbursement;

          (iv) Distribution and Service Fees.  The fees,  if
               any,  payable pursuant to any plan heretofore
               or   hereafter   adopted  by  the   Portfolio
               pursuant to Rule 12b-1 under the Act;

          (v)  Investor  Meetings.  All expenses  incidental
               to   holding   meetings  of  the  Portfolio's
               investors;

          (vi) Pricing. All expenses of computing the Portfolio's net asset value, including the cost of any equipment or services used for obtaining price quotations and the fees of any independent pricing service authorized by the Trustees of the Portfolio;

          (vii) Communication Equipment. All charges for equipment or services used for communication between the Manager or the Portfolio and the custodian, transfer agent or any other agent selected by the Portfolio;

          (viii)     Legal,  Accounting, and Tax Preparation
               Fees and Expenses. All charges for services and expenses of the Portfolio's legal counsel and independent auditors;

          (ix) Trustees' Fees and Expenses. All compensation of Trustees of the Portfolio, other than those who are interested persons of the Portfolio, and all expenses (including fees and disbursements of their legal counsel) incurred in connection with their service;

          (x) Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Portfolio under the Act, including all fees and expenses incurred in connection with the preparation and filing of any registration statement under the Act, and any amendments or supplements that may be made from time to time;

          (xi) Bonding and Insurance.  All expenses of bond,
               liability,   and  other  insurance   coverage
               required by law or deemed advisable by the Trustees of the Portfolio;

          (xii)      Brokerage  Commissions.   All  brokers'
               commissions and other charges incident to the purchase, sale, or lending of the Portfolio's portfolio securities;

          (xiii) Interest and Taxes. Interest on borrowed money and all taxes or governmental fees payable by or with respect to the Portfolio to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

          (xiv) Trade Association Fees. All fees, dues, and other expenses incurred in connection with the membership of the Portfolio in the Investment Company Institute or any other trade association or other investment organization; and

          (xv) Nonrecurring and Extraordinary Expenses. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Portfolio is a party and the expenses that the Portfolio may incur as a result of its legal obligation to provide indemnification to its officers, trustees, employees and agents.

3. Management Fees. The Portfolio shall pay the Manager a fee at an annual rate computed as follows based on the value of the net assets of the Portfolio.

     A. Method of Computation. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Manager on the first business day of the next succeeding calendar month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by 0.70%, and multiplying the resulting product by the net assets of the Portfolio as determined in accordance with the Portfolio's Registration Statement under the Act as of the close of business on the previous business day on which the Portfolio was open for business.

     B.   Proration  of  Fee.   If  this  Agreement  becomes
          effective or terminates before the end of any calendar month, the fee for the period from the effective date to the end of such calendar month or from the beginning of such calendar month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

4. Limitation of Portfolio's Normal Business Expenses. In the event that expenses of the Portfolio for any fiscal year (not including any distribution expenses paid by the Portfolio pursuant to any distribution plan) should exceed the expense limitation on investment company expenses enforced by any statute or regulatory authority of any jurisdiction in which shares of the Trust are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Portfolio exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Portfolio, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Portfolio's expenses to the extent required by such expense limitation.

5. Brokerage. In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Portfolio the most favorable price and execution available, the Manager, bearing in mind the Portfolio 's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Portfolio, a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Portfolio and to other clients of the Manager as to which the Manager exercises investment discretion. The Trust hereby agrees with the Manager that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Portfolio which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a-2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

6. Manager's Use of the Services of Others. The Manager may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Manager or the Portfolio with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advise or assistance as the Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Portfolio or in the discharge of the Manager's overall responsibility with respect to other accounts which it serves as investment adviser or manager.

7. Ownership of Records. All records required to be maintained and preserved by the Portfolio pursuant to the rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the manager on behalf of the Portfolio are the property of the Portfolio and will be surrendered by the Manager promptly on request by the Portfolio. The Manager may retain, for itself, copies of all such records.

8. Reports to Manager. The Portfolio shall furnish or otherwise make available to the Manager such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Portfolio as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

9. Other Agreements, Etc. It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the
     Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

10.  Limitation  of  Liability  of  Manager.   Neither   the
     Manager nor any of its officers, directors, stockholders (or partners of stockholders), agents or employees, nor any person performing executive, administrative, trading, or other functions for the Portfolio (at the direction or request of the manager) or the Manager in connection with the Manager's discharge of its obligation undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Portfolio or from reckless disregard by the Manager or any such person of the duties of the Manager under this Agreement.

11. Limitation of Liability of Portfolio. The term "Smith Breeden Trust" means and refers to the trustees from time to time serving under the Declaration of Trust of the Trust dated December 18, 1991, as the same may subsequently thereto have been, or subsequently hereto be, amended (the "Declaration of Trust"). It is expressly agreed that the obligations of the Portfolio hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Portfolio personally, but shall bind only the trust property of the Portfolio, as provided in the Declaration of Trust of the Portfolio. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Portfolio and this Agreement has been signed by an authorized officer of the Portfolio, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the Portfolio as provided in its Declaration of Trust.

12. Use of Name. The Manager owns the name "Smith Breeden," which may be used by the Trust only with the consent of the Manager. The Manager consents to the use by the Trust of the name "Smith Breeden Funds" or any other name embodying the name "Smith Breeden," but only on the condition and so long as (i) this Agreement shall remain in full force, (ii) the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) Smith Breeden Associates, Inc. is the Manager of the Trust. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Trust to use the name "Smith Breeden" as a part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Manager and the Trust, the Manager has the exclusive right so to use, or authorize others to use, said name, and the Trust agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said name). Without limiting the generality of the foregoing, the Trust agrees that, upon (i) any termination of this Agreement by either party, (ii) the violation of any of its provisions by the Trust or (iii) termination of this Investment Advisory Agreement between Smith Breeden Associates, Inc. and the Trust, the Trust will, at the request of the Manager made within six months after such termination or violation, use its best efforts to change the name of the Trust so as to eliminate all reference, if any, to the name "Smith Breeden" and will not thereafter transact any business in a name containing the name "Smith Breeden" in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the name "Smith Breeden" or any other reference to the Manager. Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, stockholders, creditors and all other persons claiming under or through it.

13. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect until July 31, 2000. Thereafter, this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board of Trustees of the Portfolio, or by vote of a majority of the outstanding voting securities of the Portfolio, and
     (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Portfolio who are not interested persons of the Trust or the Manager; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Portfolio for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder. The Manager shall furnish to the Portfolio, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

14. Amendment and Assignment of Agreement. This Agreement may not be amended in any material respect or assigned without the affirmative vote of a majority of the outstanding voting securities of the Portfolio, and this Agreement shall automatically and immediately terminate in the event of its assignment.

15. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' prior notice in writing to the other party; provided, that in the case of termination by the Portfolio, such action shall have been authorized by resolution of a majority of the Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Portfolio.

16.  Miscellaneous.

     A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     B. Interpretation. Nothing herein contained shall be deemed to require the Portfolio to take any action contrary to its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the Portfolio of its responsibility for and control of the conduct of the affairs of the Portfolio. This Agreement shall be construed and enforced in accordance with and governed by the laws of The Commonwealth of Massachusetts.

     C. Definitions. For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" of the Portfolio means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Portfolio present (in person or by proxy) and entitled to vote as such meeting, if the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at such meeting, whichever is less.

          For the purposes of this Agreement, the terms "affiliated person," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the date and year first above written.

                              SMITH BREEDEN TRUST
                              (on behalf Smith Breeden High
                              Yield Bond Fund)



Attest:                            By:


                              SMITH BREEDEN ASSOCIATES, INC.



Attest:                            By: